EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended July 3, 2004 of Thoratec Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, D. Keith Grossman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ D. Keith Grossman
D. Keith Grossman
Chief Executive Officer Date: August 12, 2004

A signed original of this written statement required by Section 906 has been provided to Thoratec Corporation and will be retained by Thoratec and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended July 3, 2004 of Thoratec Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, M. Wayne Boylston, Senior Vice President, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ M. Wayne Boylston
M. Wayne Boylston
Senior Vice President, Chief Financial Officer Date: August 12, 2004

A signed original of this written statement required by Section 906 has been provided to Thoratec Corporation and will be retained by Thoratec and furnished to the Securities and Exchange Commission or its staff upon request.